Exhibit 99.1

Cancer Genetics Appoints Glenn Miles as Chief Financial Officer

RUTHERFORD, N.J., November 14, 2018 – Cancer Genetics (Nasdaq: CGIX), a leader in enabling precision medicine for immuno-oncology and genomics through molecular markers and diagnostics, today announced the appointment of Glenn Miles as Chief Financial Officer, effective November 26, 2018. Additionally, Mr. Igor Gitelman, Chief Accounting Officer of the Company will be departing Cancer Genetics to pursue other opportunities.

John A. Roberts, Chief Executive Officer of Cancer Genetics, commented, “Glenn joins Cancer Genetics with a wealth of financial and accounting leadership experience, which we believe will be instrumental as we continue executing on our 2018 transformation strategy and build a foundation for sustainable growth and profitability. He has a proven ability to develop and execute comprehensive financial strategies, which will enable him to play an important role in Cancer Genetics’ future. We are excited to have Glenn join the CGI team and look forward to his anticipated contributions.”

Mr. Miles has more than 30 years’ experience in a variety of accounting and finance roles. He has been a full time contractor with Cancer Genetics since July 13, 2018. Prior to joining Cancer Genetics, Glenn served as President and CFO of Catalytic Consulting LLC, a management advisory firm. Previously, he was Biopharma Controller for Europe, Latin America and U.S. oncology at Pfizer. Prior to joining Pfizer, he held various senior-level finance positions at Lehman Brothers and AT&T Mobility. He began his career as a public accountant at Grant Thornton. Mr. Miles holds an MBA from Mercer University and bachelors in commerce and accounting from the University of Alabama.

Mr. Miles commented, “I am excited to join CGI at a critical juncture for the Company. Jay and his team have made impressive progress toward repositioning the Company over the last several months, and I am eager to contribute to those efforts as we work to grow CGI’s business and build shareholder value.”

Forward Looking Statements:

This communication contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate,” “hope” and similar words, and the opposites of such words, although some forward-looking statements are expressed differently. Forward-looking statements involve known and unknown risks and uncertainties that exist in the Company’s operations and business environment, which may be beyond the Company’s control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are forward- looking statements. For example, forward-looking statements include, without limitation: statements regarding the ability of the parties to satisfy the closing conditions to the contemplated merger and the results of the merger, statements regarding prospects for additional customers; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; and plans, strategies and objectives of management for future operations. The risks and uncertainties referred to above include, but are not limited to, risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2017 and subsequently filed Quarterly Reports on Form 10-Q. These risks could cause actual results to differ materially from those expressed in any forward- looking statements made by, or on behalf of, the Company. Forward-looking statements represent the judgment of management of the Company regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable at the time that they are made, the Company can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable law, the Company assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Contacts:

Lee Roth / Carol Ruth

The Ruth Group

Tel: 646-536-7012 / 7004

Email: lroth@theruthgroup.com / cruth@theruthgroup.com

Media Contact:

Kirsten Thomas

The Ruth Group

Tel: 508-280-6592

Email: kthomas@theruthgroup.com